[LOGO OF FRANKLIN TEMPLETON]


                       TEMPLETON GLOBAL UTILITIES, INC.
                              700 Central Avenue
                      St. Petersburg, Florida 33701-3628

                                                               January 19, 1996

Dear Shareholder:

  The Board of Directors of Templeton Global Utilities, Inc. (the "Fund") has recently reviewed and unanimously endorsed a proposal for reorganization of the Fund which they judge to be in the best interests of its shareholders. This proposal calls for combining the assets of the Fund with another fund which has similar investment objectives and investment policies.

  We have therefore included the consideration of the proposal on the agenda for the Annual Meeting of Shareholders to be held on February 20, 1996. WE STRONGLY INVITE YOUR PARTICIPATION BY ASKING YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY AS SOON AS POSSIBLE.

  As a result of this transaction, your Fund would be combined with Franklin Global Utilities Fund ("Franklin Global Utilities"), a mutual fund managed by Franklin Advisers, Inc., and you would become a shareholder of Franklin Global Utilities, receiving shares of Franklin Global Utilities having an aggregate net asset value equal to the aggregate net asset value of your investment in the Fund. No sales charge will be imposed in the transaction and the Closing of the transaction will be conditioned upon receiving an opinion of counsel to the effect that the proposed transaction will qualify as a tax-free reorganization for Federal income tax purposes.

  Detailed information about the proposed transaction and the reasons for it are contained in the enclosed materials. Please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. IT IS VERY IMPORTANT THAT YOU VOTE AND THAT YOUR VOTING INSTRUCTIONS BE RECEIVED NO LATER THAN FEBRUARY 16, 1996.

  NOTE: You may receive more than one proxy package if you hold Fund shares in more than one account. You must return separate proxy cards for separate holdings. We have provided postage-paid return envelopes for each, which requires no postage if mailed in the United States.

                                          Sincerely,

                                          Thomas M. Mistele
                                          Secretary

                       TEMPLETON GLOBAL UTILITIES, INC.
            700 Central Avenue, St. Petersburg, Florida 33701-3628

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               FEBRUARY 20, 1996

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Templeton Global Utilities, Inc. ("TGU" or the "Fund") will be held at the Fund's offices, 700 Central Avenue, St. Petersburg, Florida 33701-3628 on Tuesday, February 20, 1996 at 10:00 A.M. (Local Time) for the following purposes:

  I. To approve an Agreement and Plan of Reorganization providing for the transfer of the assets and certain liabilities of the Fund in exchange for Class I shares of Franklin Global Utilities Fund, the distribution of such shares to shareholders of the Fund in liquidation of the Fund and the subsequent dissolution of the Fund;

  II. To elect six Directors of the Fund to hold office for the terms specified and until their successors are elected and qualified, or until such earlier date as the Fund is dissolved as set forth in Proposal I;

  III. To ratify or reject the selection of McGladrey & Pullen, LLP as independent public accountants of the Fund for the fiscal year ending August 31, 1996; and

  IV. To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

  Every shareholder of record as of the close of business on January 4, 1996 will be entitled to vote.

                                       By Order of the Board of Directors,

                                       Thomas M. Mistele
                                       Secretary
January 19, 1996


  MANY SHAREHOLDERS HOLD SHARES IN MORE THAN ONE TEMPLETON FUND AND WILL HAVE RECEIVED PROXY MATERIAL FOR EACH FUND OWNED. PLEASE SIGN AND PROMPTLY RETURN EACH PROXY CARD IN THE SELF-ADDRESSED ENVELOPE THAT YOU RECEIVE REGARDLESS OF
                         THE NUMBER OF SHARES YOU OWN.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
INTRODUCTION...............................................................   1
APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION........................   2
SYNOPSIS...................................................................   2
FEE TABLE..................................................................   7
REASONS FOR THE TRANSACTION................................................   9
COMPARISON OF OPEN-END AND CLOSED-END INVESTMENT COMPANIES.................  11
COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES...........................  13
INFORMATION ABOUT THE TRANSACTION..........................................  16
INFORMATION ABOUT THE FUNDS................................................  18
ADDITIONAL INFORMATION ABOUT FRANKLIN GLOBAL UTILITIES FUND................  19
ADDITIONAL INFORMATION ABOUT THE FUND......................................  20
ELECTION OF DIRECTORS......................................................  27
RATIFICATION OR REJECTION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS........  34
OTHER BUSINESS.............................................................  35
ADJOURNMENT................................................................  35
VOTING INFORMATION.........................................................  35
AGREEMENT AND PLAN OF REORGANIZATION....................................... A-1

                          PROSPECTUS/PROXY STATEMENT

                           ACQUISITION OF THE ASSETS
                      OF TEMPLETON GLOBAL UTILITIES, INC.

                              700 CENTRAL AVENUE
                      ST. PETERSBURG, FLORIDA 33701-3628

                     BY AND IN EXCHANGE FOR CLASS I SHARES
                       OF FRANKLIN GLOBAL UTILITIES FUND

                         777 MARINERS ISLAND BOULEVARD
                       SAN MATEO, CALIFORNIA 94403-7777

                               ----------------

                                 INTRODUCTION

  This Prospectus/Proxy Statement relates to the solicitation of shareholder approval for the proposed transfer of the assets and certain liabilities of Templeton Global Utilities, Inc. (the "Fund"), a diversified, closed-end management investment company, to Franklin Global Utilities Fund ("Franklin Global Utilities"), a non-diversified series of Franklin Strategic Series, an open-end management investment company, in exchange for Class I shares of beneficial interest of Franklin Global Utilities. Following the exchange, Class I shares of Franklin Global Utilities will be distributed to the shareholders of the Fund in liquidation of the Fund. As a result of the proposed transaction, each holder of shares of the Fund will receive that number of full and fractional Class I shares of Franklin Global Utilities equal in net asset value at the close of business on the date of the exchange to the net asset value of the shareholder's shares of the Fund.

  Shareholders of the Fund will not be assessed any sales load or other fee in connection with the proposed transaction. Class I shares of Franklin Global Utilities distributed to the shareholders of the Fund as a result of the proposed transaction that are redeemed or exchanged for shares of another mutual fund managed by Franklin Advisers, Inc. ("Advisers") or its affiliates within six months will be subject to a redemption fee of 1% (I.E., redeemed at 99% of net asset value). Class I shares of Franklin Global Utilities acquired in the transaction that are held for six months or more will be redeemed at 100% of net asset value. The amount deducted from net asset value for shareholders redeeming or exchanging within six months of the transaction will be retained by Franklin Global Utilities to the benefit of the remaining shareholders of Franklin Global Utilities. See "Information About the Transaction--Redemption Fee" below.

                      THE BOARD OF DIRECTORS OF THE FUND
                        RECOMMENDS APPROVAL OF THE PLAN

  This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about Franklin Global Utilities that a prospective investor should know before returning the enclosed proxy card. This Prospectus/Proxy Statement is accompanied by the Prospectus of Franklin Global Utilities dated September 1, 1995, as amended January 10, 1996 (the "Franklin Global Utilities Prospectus"), which includes information concerning Franklin Global Utilities. The information in the Franklin Global Utilities Prospectus is incorporated herein by reference. A Statement of Additional Information dated January 19, 1996 (the "Supplementary Information"), which provides a further discussion of certain matters discussed herein, as well as additional matters, including information about Franklin Global Utilities and the Fund, has been filed with the Securities and Exchange Commission (the "Commission") and is also incorporated herein by reference. A Statement of Additional Information of Franklin Global Utilities dated September 1, 1995 has been filed with the Commission as part of the Supplementary Information and is further incorporated by reference herein. Copies of the Supplementary Information may be obtained without charge by writing to Franklin Templeton Investor Services, Inc., the transfer agent of Franklin Global Utilities, at 777 Mariners Island Boulevard, P.O. Box 777, San Mateo, California 94403-7777, or by calling the Transfer Agent toll free at 1-800/DIAL-BEN.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

            1. APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION

                                   SYNOPSIS

  This synopsis is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Franklin Global Utilities Prospectus, the Strategic Series Annual Report and the Agreement and Plan of Reorganization attached hereto as Exhibit A. Franklin Global Utilities and the Fund are sometimes individually referred to herein as a "Fund" and collectively as the "Funds."

  PROPOSED TRANSACTION. At a meeting held on December 5, 1995, the Directors of the Fund, including the Directors who are not "interested persons" of the Fund (the "Independent Directors") within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), unanimously approved an Agreement and Plan of Reorganization (the "Plan") between the Fund, a closed-end investment company whose shares are traded on the American Stock Exchange, and Franklin Strategic Series, an open-end investment company, on behalf of Franklin

Global Utilities, providing for the transfer of the assets of the Fund to Franklin Global Utilities in exchange for Class I shares of Franklin Global Utilities, the assumption by Franklin Global Utilities of certain liabilities of the Fund and the distribution of the Class I shares of Franklin Global Utilities to shareholders of the Fund in liquidation of the Fund (the "Transaction"). The aggregate net asset value of the Class I shares of Franklin Global Utilities issued in the Transaction will equal the aggregate net asset value of the shares of the Fund then outstanding.

  As a result of the Transaction, each holder of shares of the Fund will receive that number of full and fractional Class I shares of Franklin Global Utilities equal in net asset value, determined as of the close of trading on the New York Stock Exchange next preceding the closing of the Transaction, to the net asset value, determined as of the same time, of such shareholder's shares of the Fund. Shareholders of the Fund will not be assessed any sales load or other fee in connection with the Transaction. Franklin Global Utilities Class I shares distributed to the shareholders of the Fund as a result of the Transaction that are redeemed or exchanged within six months will be subject to a redemption fee of 1% (i.e., redeemed at 99% of net asset value). The temporary redemption fee will be deducted from the amount otherwise payable to holders of such Class I shares upon such redemption or exchange and, unlike a contingent deferred sales charge, which is typically paid to a distributor, will be retained by Franklin Global Utilities and, thereby, provide a benefit to the remaining shareholders of Franklin Global Utilities. The level and duration of the redemption fee may be reduced, or the fee may be terminated, at any time at the discretion of Franklin Global Utilities. See "Information About the Transaction--Redemption Fee" below. The Board of Directors of the Fund has determined that the interests of existing shareholders of the Fund would not be diluted as a result of the Transaction, concluded that the Transaction would be in the best interests of the Fund and the shareholders of the Fund, and recommends approval of the Transaction. Approval of the Plan and Transaction will require the affirmative vote of the holders of a majority of the outstanding shares of the Fund.

  Pursuant to the terms of the Plan, the Fund, Franklin Global Utilities, Templeton Global Advisors Limited ("TGA") and Franklin Advisers, Inc. ("Advisers") will each pay one-fourth of the costs of the Transaction.

  The Transaction is expected to occur as soon as practicable following shareholder approval thereof. However, the Plan may be terminated at any time prior to the closing of the Transaction by either Fund, whether or not shareholder approval has been obtained, if the conditions precedent to that Fund's obligations under the Plan have not been satisfied or if the Board of Directors of that Fund determines that proceeding with the Plan would not be in the best interests of that Fund's shareholders.

  If the Transaction does not close, the Board of Directors will consider what action, if any, would be appropriate. See "Reasons for the Transaction" below.

  FORM OF ORGANIZATION. Franklin Global Utilities is a non-diversified series of Franklin Strategic Series, an open-end management investment company, while the Fund is a diversified, closed-end management investment company. See "Comparison of Open-End and Closed-End Investment Companies" below.

  TAX CONSEQUENCES. As a condition to closing, the Fund and Franklin Global Utilities will obtain an opinion of counsel, based on certain facts, assumptions and representations made by the Fund and Franklin Global Utilities, to the effect that the Transaction will qualify as a tax-free reorganization for Federal income tax purposes. See "Information About the Transaction."

  INVESTMENT OBJECTIVES AND POLICIES. The investment objective of Franklin Global Utilities and that of the Fund are identical and their investment policies are similar. Each Fund seeks to provide total return without incurring undue risk by investing at least 65% of its total assets in securities of companies in the utility industries. The investment policies of Franklin Global Utilities and the Fund are discussed in detail below under "Comparison of Investment Objectives and Policies."

  ADVISORY, DISTRIBUTION AND OTHER FEES; EXPENSE RATIOS. Under an investment advisory agreement with Advisers (the "Franklin Global Utilities Advisory Agreement"), Franklin Global Utilities pays Advisers at the annual rate of 0.625% of the value of average daily net assets, with breakpoints at various asset levels. The fee is accrued daily and paid monthly. During the most recent fiscal year, Franklin Global Utilities paid fees to Advisers amounting to 0.60% of its average daily net assets. Under an investment management agreement with TGA (the "TGA Advisory Agreement"), the Fund pays monthly to TGA a fee at an annual rate of 0.60% of the Fund's average daily net assets. See "Additional Information About the Fund--Investment Manager" below.

  Franklin Global Utilities has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act, under which Franklin Global Utilities may reimburse Franklin Templeton Distributors, Inc. ("FTD") for expenses incurred in distributing its Class I shares. FTD is the principal underwriter of Franklin Global Utilities' shares and an indirect subsidiary of Franklin Resources, Inc. ("Franklin"), a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 20.1% and 16%, respectively, of Franklin's outstanding shares. Franklin is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Under the plan, the maximum amount which Franklin Global Utilities may pay to FTD or others is 0.25% per annum of Class I's average daily net assets, payable on a quarterly basis. As a closed-end investment company, the Fund does not distribute its shares and, therefore, does not have a Rule 12b-1 plan.

  Pursuant to a Business Management Agreement between the Fund and Templeton Global Investors, Inc. ("TGII"), TGII performs certain administrative services for the Fund for which the Fund pays TGII a monthly fee at an annual rate of 0.15% of the Fund's average daily net assets. TGII is an indirect wholly-owned subsidiary of Franklin. Franklin Global Utilities does not have an administration or business management agreement and, therefore, pays no separate administrative fees. Certain administrative services are provided to Franklin Global Utilities by Advisers pursuant to the Franklin Global Utilities Advisory Agreement.

  Franklin Templeton Investor Services, Inc., an indirect wholly-owned subsidiary of Franklin, serves as transfer agent and dividend paying agent for Franklin Global Utilities. Chemical Mellon Shareholder Services serves as transfer agent and dividend paying agent for the Fund.

  For the year ended April 30, 1995, the ratio of expenses to average daily net assets for the Class I shares of Franklin Global Utilities was 1.12%. For the year ended August 31, 1995, the ratio of expenses to average daily net assets for the Fund was 1.25%. Based on net asset, fee and expense levels as of October 31, 1995, the pro forma ratio of operating expenses to average daily net assets for the Class I shares of Franklin Global Utilities upon completion of the Transaction would be 1.05%. The expense ratio of the Class I shares of Franklin Global Utilities would be higher at lower levels of net assets.

  DIVIDENDS AND DISTRIBUTIONS. The Fund's current policy is to make monthly distributions to shareholders consisting of net investment income (which may include short-term capital gains and net realized gains from foreign currency transactions, if any) and to pay net realized long-term capital gains annually. Franklin Global Utilities' current policy is to make semi-annual distributions of net investment income and to pay net short-term and net long-term capital gains annually. The Funds have no fixed dividend rates. It is the intention of each Fund to distribute each fiscal year all of its net investment income and net realized capital gains, if any, for such year.

  There is no sales or other charge in connection with the reinvestment of dividends and capital gain distributions of Franklin Global Utilities. Franklin Global Utilities permits its shareholders to make an election to receive dividends and distributions in cash or in full or fractional shares of Franklin Global Utilities.

  The Fund offers its shareholders a Dividend Reinvestment Plan as described below under "Additional Information About the Fund--Dividend Reinvestment Plan."

  PURCHASE PROCEDURES AND EXCHANGE PRIVILEGES. Class I shares of Franklin Global Utilities are offered on a continuous basis at a price equal to their net asset value, plus a maximum sales charge of 4.50% of the public offering price. The sales charge does not apply to shares acquired through the reinvestment of dividends. No sales load will be assessed to shareholders of the Fund in connection with the Transaction. The sales charge on Class I shares of Franklin Global Utilities may be reduced or eliminated in accordance with Franklin Global Utilities' Rights of Accumulation, Letter of Intent, Group Purchases and Purchases at Net Asset Value programs. Purchases of Class I shares of Franklin Global Utilities of $1,000,000 or more are not subject to an initial sales charge but may be subject to a contingent deferred sales charge under certain circumstances. The minimum initial investment in shares of Franklin Global Utilities is $100 and the minimum for subsequent investments is $25, except in certain instances as described in the Franklin Global Utilities Prospectus. See "How to Buy Shares of the Fund" in the Franklin Global Utilities Prospectus.

  Under a multi-class structure, Franklin Global Utilities offers investors the choice of purchasing Class I shares, which bear a higher front-end sales charge and lower ongoing Rule 12b-1 fees, and Class II shares, which have a lower front-end sales charge and higher ongoing Rule 12b-1 fees. For more information about the classes of shares of Franklin Global Utilities, see the Franklin Global Utilities Prospectus which accompanies this Prospectus/Proxy Statement. Each share of Franklin Global Utilities represents an interest in the same investment portfolio of Franklin Global Utilities. While only Class I shares of Franklin Global Utilities are to be issued in the Transaction, Class II shares are available for purchase in accordance with the Franklin Global Utilities Prospectus.

  Class I shares of Franklin Global Utilities may be exchanged for shares of the same class of certain other open-end investment companies managed by Advisers and its affiliates ("Franklin Templeton Funds"). See "Exchange Privilege" in the Franklin Global Utilities Prospectus. Exchanges of shares are made at the relative net asset values next determined, without sales or service charges, except that exchanges of Class I shares of Franklin Global Utilities received in the Transaction will be subject to a redemption fee for a period of six months from the closing of the Transaction. The entire amount deducted from net asset value for shareholders exchanging shares within six months of the Transaction will be retained by Franklin Global Utilities. See "Redemption Procedures" and "Information About the Transaction--Redemption Fee" below.

  The Fund is a closed-end investment company and, therefore, does not continually issue new shares as does Franklin Global Utilities and does not have distribution and purchase procedures or exchange privileges. The Fund's shares currently are traded on the American Stock Exchange, at prices that may be less or more than their net asset value. Shareholders currently pay brokerage commissions in connection with purchases and sales of the Fund's shares. The Fund has a Dividend Reinvestment Plan as described below under "Additional Information about the Fund--Dividend Reinvestment Plan."

  REDEMPTION PROCEDURES. Class I shares of Franklin Global Utilities may be redeemed on any day the New York Stock Exchange is open for trading, either directly or through a securities dealer. Class I shares are redeemed at net asset value next calculated after Franklin Global Utilities receives a redemption request in proper form and, except with respect to certain redemptions of Class I shares purchased in amounts of $1,000,000 or more, without any contingent deferred sales charges. In the case of repurchases through securities dealers, the redemption price is the net asset value next calculated after the shareholder's dealer receives the order, which is promptly transmitted to Franklin Global Utilities, rather than on the day Franklin Global Utilities receives the shareholder's written request in proper form. Proceeds of a redemption generally are sent within seven days. See "How to Sell Shares of the Fund" in the Franklin Global Utilities Prospectus. There is no sales charge or other fee for redemptions of shares of Franklin Global Utilities, except that Class I shares of Franklin Global Utilities received in the Transaction that are redeemed or exchanged within six months of the Transaction will be subject to a 1% redemption fee (I.E. redeemed at 99% of net asset value). The level and duration of the redemption fee may be reduced, or the fee may be terminated, at any time at the discretion of Franklin Global Utilities. See "Information About the Transaction--Redemption Fee" below. As a closed-end investment company, the Fund does not redeem its shares. See "Comparison of Open-End and Closed-End Investment Companies" below.

                                   FEE TABLE

  The table below sets forth information with respect to Class I shares of Franklin Global Utilities and shares of the Fund as well as pro forma information for Class I shares of Franklin Global Utilities after giving effect to the Transaction. The table was prepared by Advisers based on the net asset, fee and expense levels of the Funds as of October 31, 1995.

                                                                   PRO FORMA
                                                                   COMBINED
                                                                    CLASS I
                                                                   SHARES OF
                                                                FRANKLIN GLOBAL
                                        SHARES OF                  UTILITIES
                                     FRANKLIN GLOBAL SHARES OF     FOLLOWING
                                        UTILITIES    THE FUND   THE TRANSACTION
                                     --------------- ---------  ---------------
SHAREHOLDER TRANSACTION EXPENSES
 Sales Load
  (as a percentage of offering
  price)............................      4.50%(a)      N/A(b)          4.50%(a)
 Deferred Sales Load (as a
  percentage of original purchase
  price or redemption proceeds,
  whichever is lower)...............      None(a)       N/A(b)          None(a)
 Redemption Fees
  (as a percentage of amount                                      1% for six
  redeemed).........................      None          N/A           months(c)
ANNUAL EXPENSES
 Advisory and Administrative Fees...       .60%         .75%             .57%
 12b-1 Fees.........................       .23%         N/A              .23%
 Other Expenses.....................       .29%         .46%             .25%
                                          ----         ----       ----------
  Total Fund Operating Expenses.....      1.12%(d)     1.21%            1.05%(e)
                                          ====         ====       ==========

--------
(a) No sales load or other fee will be charged in connection with the Transaction. Purchases of Class I shares of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% deferred sales charge on redemptions made within one year of purchase. See "How to Sell Shares of the Fund--Contingent Deferred Sales Charge" in the Franklin Global Utilities Prospectus.
(b) Shares of the Fund are generally available for purchase and sale only in the secondary market. Brokerage commissions and other fees may be incurred in connection with such transactions.

(c) Redemptions and exchanges, made within six months of the Transaction, of Class I shares of Franklin Global Utilities received in the Transaction will be at 99% of net asset value.
(d) This amount reflects current fees and expenses of Franklin Global Utilities and, therefore, differs from the corresponding percentage amount set forth in the current prospectus of Franklin Global Utilities.
(e) The foregoing pro forma combined financial information assumes that all of the Fund assets acquired by Franklin Global Utilities are retained. If this is not the case (e.g., if there are substantial redemptions by former shareholders of the Fund following the effective date of the Transaction), the expense ratio of the Class I shares of Franklin Global Utilities would be adversely affected.

EXAMPLE

  The Example below shows the cumulative expenses attributable to a $1,000 investment in Class I shares of Franklin Global Utilities, shares of the Fund and Class I shares of the pro forma combined fund for the periods specified.

                                               1 YEAR  3 YEARS 5 YEARS 10 YEARS
                                               ------  ------- ------- --------
Franklin Global Utilities (Class I shares)...  $56       $79    $104     $175
The Fund.....................................  $12       $38    $ 67     $147
Pro Forma Combined Fund (I.E., Class I shares
 of Franklin Global Utilities received in the
 Transaction)................................  $55       $77    $100     $167
                                               $59.80*

--------
* Assumes redemption within six months of the Transaction.

  The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Long-term holders of Class I shares of Franklin Global Utilities may pay aggregate sales charges totaling more than the economic equivalent of the maximum initial sales charges permitted by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. The Example above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Commission regulations. The Example is not to be considered representative of past or future expenses; actual expenses may be greater or less than those shown. Except as noted in the Example, the cumulative expenses attributable to the hypothetical investment are the same whether or not redemption at the end of the respective periods is assumed.

                          REASONS FOR THE TRANSACTION

  At a December 5, 1995 meeting of the Board of Directors of the Fund, TGA recommended to the Directors that they approve and recommend the Transaction and the Plan to the shareholders of the Fund for their approval. The Directors unanimously accepted TGA's recommendation, concluded that the Transaction and the Plan would be in the best interests of the Fund and its shareholders, and recommended that the shareholders approve the proposed Transaction.

  TGA made its recommendation to the Board of Directors with reference to a provision in the Articles of Incorporation of the Fund which requires the Fund's Board of Directors to submit to shareholders a proposal to convert the Fund to an open-end investment company (the "Conversion Proposal") if its shares trade on the American Stock Exchange at an average discount from net asset value of 2% or more during the quarter immediately preceding August 31, 1995 (the "Test Period"). During the Test Period, the Fund's shares traded at an average discount of 9.28%.

  The Conversion Proposal policy was designed to deter sustained market discounts in the price of the Fund's shares. As stated in the prospectus of the Fund dated May 23, 1990 for the initial public offering of the Fund's shares:

  The fact that the Fund's Articles of Incorporation provide for the automatic submission to the Fund's shareholders of a proposal to convert the Fund to an open-end investment company may enhance the attractiveness of the Fund's shares to investors, thereby reducing the excess of the net asset value over market price that might otherwise exist. Sellers may be less inclined to accept a significant discount if they have some prospect of being able to receive net asset value if the Fund converted to an open-end investment company.

  Since commencement of the Fund's operations, its shares have traded at both a premium and a discount. For the period from commencement of operations through August 31, 1995, the price relative to net asset value has ranged from a premium of 25.36% to a discount of 11.55%, and has averaged a premium of
 .69%. See "Additional Information About the Fund--Sales Price and Net Asset Value Information."

  At the December 5 meeting, TGA informed the Directors that it had given intensive consideration to the appropriate course of action the Board of Directors might recommend to shareholders when submitting the Conversion Proposal. TGA concluded that the Fund need no longer operate as a closed-end investment company. After evaluating the alternatives for change, TGA advised the Board of Directors of its view that the Fund's shareholders could benefit most by reorganizing the Fund into Franklin Global Utilities, an existing open-end investment company, rather than by converting the Fund to a stand-alone open-end investment company. It is TGA's view that this course of action is the best available accommodation of both the objectives of (i) providing liquidity at net asset value to shareholders consistent with the purposes of the Fund's Conversion Proposal policy and (ii) seeking a high level of total return without incurring undue risk through investment in utilities industries securities. In formulating its recommendation to the Board of Directors, TGA noted that the Funds have the same investment objective and similar investment policies.

  In reaching its decision to recommend shareholder approval of the Transaction, the Board of Directors considered the foregoing and a number of other factors. The Board of Directors reviewed summaries of operating expenses of the Fund and of Franklin Global Utilities. It was noted that the Fund had an expense ratio of 1.25% for its fiscal year ended August 31, 1995, compared to Franklin Global Utilities' expense ratio of 1.12% for its fiscal year ended April 30, 1995. The Board also considered the fact that the Transaction would permit the shareholders of the Fund to pursue substantially the same investment goals in a larger fund. A larger fund should enhance the ability of the investment adviser to effect portfolio transactions on more favorable terms and give the investment adviser greater investment flexibility and the ability to select a larger number of portfolio securities for the combined Fund, with the attendant ability to spread investment risks among a larger number of portfolio securities. Higher aggregate net assets may enable the combined entity to obtain the benefits of economies of scale, permitting the reduction or elimination of certain duplicate costs and expenses which may result in lower overall expense ratios through the spreading of both fixed and variable costs of fund operations over a larger asset base.

  The Board of Directors also considered the imposition of a temporary redemption fee, as proposed by TGA, on redemptions and exchanges of Franklin Global Utilities shares to be distributed to Fund shareholders upon consummation of the Transaction. In that regard, the Board of Directors noted that a high level of redemptions and exchanges following the closing of the Transaction would impose significant direct and indirect costs on Franklin Global Utilities, to the detriment of its shareholders, in light of the nature and size of, and liquidity of the market for, many of the positions that would be held by Franklin Global Utilities after consummation of the Transaction. The Directors considered the fact that the disposition of such securities would involve various direct costs (such as commissions and custody fees). The Board of Directors also considered the indirect costs of liquidating large portfolio positions to meet significant redemptions and exchanges, such as the adverse impact on prices received upon such liquidations. The Board of Directors reviewed the recommendation of TGA that, in view of the size of, and liquidity of the markets for, many of the positions to be held by Franklin Global Utilities upon consummation of the Transaction, a temporary redemption fee of 1% (I.E., redemption at 99%) of the net asset value of the Franklin Global Utilities Class I shares received in the Transaction that are redeemed or exchanged should be imposed for a period of six months from the date of the Transaction. The Board of Directors noted that a number of other closed-end funds that have converted to open-end status have imposed temporary redemption fees to discourage high levels of redemptions and exchanges upon conversion to such status, and that the proceeds of the proposed redemption fee would be retained by Franklin Global Utilities and would tend to offset costs that would be incurred as a result of redemptions and exchanges, to the benefit of the remaining shareholders of Franklin Global Utilities. The Board of Directors determined in view of the considerations described above that both the amount and duration of the temporary redemption fee were reasonable. The Board of Trustees of Franklin Strategic Series, on behalf of Franklin Global Utilities, also considered the proposed redemption fee at a meeting on January 18, 1996. The Board of Trustees also determined in view of the considerations discussed above that the amount and duration of the temporary redemption fee were reasonable, and approved the fee as described above.

  The Board of Directors also considered, among other things: (i) the terms and conditions of the Transaction; (ii) whether the Transaction would result in the dilution of shareholders' interests; (iii) the fact that the investment objectives of the Funds are identical and that their investment policies are similar; (iv) the relative performance of the Fund and Franklin Global Utilities; (v) the benefits of the Transaction to persons other than the Fund and the fact that the Fund, Franklin Global Utilities, TGA and Advisers will each bear one-fourth of the costs of the Transaction; (vi) the fact that Franklin Global Utilities will assume certain liabilities of the Fund; (vii) the expected Federal income tax consequences of the Transaction; and (viii) the historical information referred to above.

  During their consideration of the Transaction, the Independent Directors met separately regarding the legal issues involved. Based on the factors described above, the Board of Directors unanimously determined that the Transaction would be in the best interests of the Fund and its shareholders and would not result in dilution of shareholders' interests, and unanimously recommended that the shareholders of the Fund approve the proposed Transaction.

  In the event the shareholders of the Fund do not approve the Transaction or the Transaction is not consummated for any other reason, the Board of Directors will consider possible alternative courses of action, including the possibility of submitting a proposal to convert the Fund to a stand-alone open-end investment company.

          COMPARISON OF OPEN-END AND CLOSED-END INVESTMENT COMPANIES

  GENERAL. Open-end investment companies such as Franklin Global Utilities, commonly referred to as mutual funds, issue redeemable securities. The holders of redeemable securities have the right to surrender those securities to the mutual fund and obtain in return an amount based on their proportionate share of the value of the mutual fund's net assets. Most mutual funds also continuously issue new shares to investors at a price based on the fund's net asset value at the time of issuance. Like that of other mutual funds, Franklin Global Utilities net asset value per share is determined by deducting the amount of its liabilities from the value of its assets and dividing the difference by the number of shares outstanding. Franklin Global Utilities shares do not trade on any exchange.

  In contrast, closed-end investment companies such as the Fund generally do not redeem their outstanding shares or engage in the continuous sale of new securities, and thus operate with a relatively fixed capitalization. The shares of closed-end investment companies are normally bought and sold in securities markets. The Fund's shares are traded on the American Stock Exchange.

  ELIMINATION OF DISCOUNT AND PREMIUM. Upon consummation of the Transaction, shareholders who wish to realize the value of their shares will be able to do so by redeeming their shares at prices based on their then current net asset value (less the temporary redemption fee discussed below under "Information About the Transaction--Redemption Fee.") As a result, the discount from net asset value at which the Fund's shares currently trade on the American Stock Exchange will be eliminated. Shareholders should note, however, that shareholder approval of Proposal 1 also will eliminate any possibility that the Fund's shares will trade at a premium over net asset value. If Proposal 1 is approved by shareholders, the discount may be reduced further before the effective date of the Transaction.

  VOTING RIGHTS. Shareholders of each Fund are entitled to one vote per share. Neither Fund's shareholders have cumulative voting rights. Shareholders of Franklin Global Utilities and of all other series of Franklin Strategic Series vote as a group on matters that affect each series in substantially the same manner. However, each series votes separately with respect to matters for which separate series voting is appropriate under applicable law. In addition, as discussed above, Franklin Global Utilities offers Class I and Class II shares, which vote together on matters that affect each class in substantially the same manner. However, each class of shares votes separately with respect to its Rule 12b-1 plan and other matters for which separate class voting is appropriate under applicable law.

  PORTFOLIO MANAGEMENT. Most open-end investment companies maintain reserves of cash or cash equivalents in order to meet redemption requests as they arise. Because closed-end investment companies generally are not required to meet redemptions, their cash reserves can be substantial or minimal, depending primarily on the investment adviser's perception of market conditions. The maintenance of larger reserves of cash or cash equivalents may, at times of rising markets, adversely affect a fund's performance. Furthermore, unlike mutual funds, closed-end investment companies are not subject to pressures to sell portfolio securities at disadvantageous times in order to meet net redemptions.

  SENIOR SECURITIES. The 1940 Act prohibits open-end investment companies from issuing "senior securities" representing indebtedness (i.e., bonds, debentures, notes, preferred stock and other similar securities), other than indebtedness to banks when there is asset coverage of at least 300% for all borrowings. Closed-end investment companies, on the other hand, are permitted by the 1940 Act to issue senior securities representing both indebtedness to any lenders (subject to various limitations), as well as senior securities representing equity. Pursuant to the 1940 Act, senior securities representing equity issued by a closed-end investment company must be supported by asset coverage of at least 300%. The ability to issue senior securities may give closed-end investment companies more flexibility in "leveraging" their shareholders' investments. Neither the Fund nor Franklin Global Utilities has any outstanding indebtedness to banks or other lenders, nor has the Fund any outstanding authorized class of senior securities representing equity.

  PRINCIPAL UNDERWRITER. Mutual fund shares are normally purchased and redeemed through a principal underwriter. As the principal underwriter of the shares of Franklin Global Utilities, Franklin

Templeton Distributors, Inc. receives, and retains a portion of, the proceeds of any applicable sales charge and the distribution fee payable under the Rule 12b-1 plan of Franklin Global Utilities described above under "Synopsis-- Advisory, Distribution and Other Fees; Expense Ratios" and "Management of the Fund" in the Franklin Global Utilities Prospectus.

  SALES CHARGES ON PURCHASES OF SHARES. Shareholders currently pay brokerage commissions in connection with purchases and sales of the Fund's shares on the American Stock Exchange. Shares of Franklin Global Utilities are offered at their net asset value plus any applicable sales charge which varies with the amount purchased as follows:

                                                  TOTAL SALES CHARGE
                                       -----------------------------------------
                                       AS A PERCENTAGE OF AS A PERCENTAGE OF NET
SIZE OF TRANSACTION AT OFFERING PRICE    OFFERING PRICE      AMOUNT INVESTED
-------------------------------------  ------------------ ----------------------
Less than $100,000...................         4.50%                4.71%
$100,000 but less than $250,000......         3.75%                3.90%
$250,000 but less than $500,000......         2.75%                2.83%
$500,000 but less than $1,000,000....         2.25%                2.30%
$1,000,000 or more...................         none                 none

  See "How to Buy Shares of the Fund" in the Franklin Global Utilities
Prospectus.

               COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

  GENERAL. The investment objectives of the Funds are identical and the investment policies of the Funds are similar. Franklin Global Utilities invests at least 65% of its total assets in securities issued by companies which are, in the opinion of Advisers, primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telephone communications, cable and other pay television services, wireless telecommunications, gas or water. The Fund invests at least 65% of its total assets in securities issued by companies primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water, or which provide products, services or equipment to such companies. Under normal circumstances, each Fund invests at least 65% of its total assets in issuers domiciled in at least three countries, one of which may be the United States. Of course, there can be no assurance that either Fund will achieve its investment objective.

  Neither Fund invests 25% or more of its total assets in any single industry other than the utility industries. For this purpose, "industry" does not include the U.S. government and agencies and instrumentalities of the U.S. government, although a foreign government is deemed to be an "industry."

  The Fund may write (i.e., sell) covered call options on securities and may write covered put and call options on futures contracts. As an operating policy, the Fund neither purchases nor writes put options on securities nor purchases call options on securities (except in connection with closing purchase transactions). Franklin Global Utilities may write covered put and call options and may purchase put and call options on securities, indices and stock index futures. Franklin Global Utilities will not engage in any securities options or securities index options if the option premiums paid regarding its open option positions exceed 5% of the value of its total assets.

  Both Funds may purchase and sell stock index futures contracts and futures contracts on individual securities. Both Funds limit their use of futures contracts and related options to hedging purposes, and do not use them for speculation. As an operating policy, neither Fund will enter into any futures contracts and/or options on futures contracts if, immediately thereafter, the amount of initial margin deposits on all futures contracts and options on futures contracts of that Fund and premiums paid on options on futures contracts would exceed 5% of the market value of the total assets of the Fund. In addition, Franklin Global Utilities will not enter into any futures contract or related option if, immediately thereafter, more than one-third of its net assets would be represented by futures contracts or related options. Neither Fund invests in commodities or commodity contracts, except that the Funds may engage in the futures and related options transactions discussed above.

  The Fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on foreign currency. The Fund will not enter into such forward or futures contracts if, as a result, the Fund would have more than 20% of the value of its total assets committed to the consummation of such contracts. Franklin Global Utilities may also enter into forward foreign currency exchange contracts and foreign currency futures contracts, and may both purchase and sell put or call options on foreign currencies, subject to the limits on futures and options transactions discussed above.

  Each of the Funds may lend to banks and broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets. Such loans must be secured by collateral, consisting of any combination of cash, U.S. government securities or irrevocable letters of credit. In the case of the Fund, the collateral must be maintained in an amount at least equal (on a daily marked-to-market basis) to the current value of the securities loaned. For Franklin Global Utilities, the collateral must have an initial market value of at least 102% of the initial market value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain collateral coverage of at least 100%.

  The Fund may not issue senior securities, borrow money in excess of 30% of its total assets (not including the amount borrowed) or pledge its assets, except that the Fund may pledge its assets to secure permitted borrowings. The Fund may borrow from unaffiliated banks or other financial institutions up to 30% of the value of its total assets to increase its holdings of portfolio securities (I.E., leverage its portfolio). Franklin Global Utilities does not borrow money, except that it may enter into reverse repurchase agreements or borrow money from banks in an amount up to 33% of its total assets for temporary or emergency purposes. While borrowings exceed 5% of Franklin Global Utilities' total assets, it does not make additional investments.

  The Fund, as a diversified fund, may not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if, as a result, as to 75% of the Fund's total assets, (i) more than 5% of the Fund's total assets would then be invested in securities of any single issuer, or (ii) the Fund would then own more than 10% of the voting securities of any single issuer. Franklin Global Utilities, as non-diversified fund, is permitted to invest in a smaller number of individual issuers than is the Fund. Accordingly, an investment in Franklin Global Utilities may, under certain circumstances, present greater risk to an investor than would an investment in a diversified investment company such as the Fund.

  The Fund may not purchase securities on margin, except such short-term credits as may be necessary for clearance of transactions and the maintenance of margin accounts with respect to futures contracts and options. Franklin Global Utilities may not maintain a margin account with a securities dealer.

  The Fund may not make short sales of securities or maintain a short position, except in connection with the use of options, futures contracts, options thereon and forward currency contracts. Franklin Global Utilities may not make short sales, unless at the time it owns securities equivalent in kind and amount to those sold (which will normally be for deferring recognition of gains or losses for tax purposes). Franklin Global Utilities does not currently intend to employ this investment technique.

  The Fund may not invest in securities which are not publicly traded or which cannot be readily resold because of legal or contractual restrictions ("restricted securities"), or which are not otherwise readily marketable (including repurchase agreements having more than seven days remaining to maturity) if, regarding all such securities, more than 25% of its total assets would be invested in such securities. Franklin Global Utilities may not invest more than 5% of its assets in restricted securities (although Franklin Global Utilities may invest in such securities to the extent permitted under the federal securities laws), and may not invest more than 15% of its total assets in securities that are not readily marketable.

  The Fund may not purchase real estate or interests in real estate, except that it may purchase securities that are secured by real estate and securities of companies (including partnerships) which invest or deal in real estate. Franklin Global Utilities may not invest directly in real estate, real estate limited partnerships or illiquid securities issued by real estate investment trusts.

  Neither Fund may underwrite the securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws. In addition, neither Fund may make investments for the purpose of exercising control or management over the issuer.

  Detailed descriptions of Franklin Global Utilities' investment policies and restrictions, and risks associated with an investment in Franklin Global Utilities, are contained in the Franklin Global Utilities Prospectus.

                       INFORMATION ABOUT THE TRANSACTION

  AGREEMENT AND PLAN OF REORGANIZATION. The following summary of the proposed Plan is qualified in its entirety by reference to the Plan attached to this Proxy Statement/Prospectus as Exhibit A. The Plan provides that Franklin Global Utilities will acquire all or substantially all of the assets of the Fund in exchange for Class I shares of Franklin Global Utilities and the assumption by Franklin Global Utilities of certain identified liabilities of the Fund on a date to be determined by management, which is expected to be as soon as practicable after approval of the Plan by shareholders (the "Closing Date"). Franklin Global Utilities will not assume any liabilities or obligations of the Fund, other than those reflected in an unaudited statement of assets and liabilities of the Fund as of the normal close of business of the New York Stock Exchange (currently 4:30 p.m., New York City time) on the Closing Date (the "Valuation Date"). The number of full and fractional Class I shares of Franklin Global Utilities to be issued to shareholders of the Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of Franklin Global Utilities and the Fund computed as of the close of business of the New York Stock Exchange on the Valuation Date. The net asset value per share for both Franklin Global Utilities and the Fund will be determined by dividing their respective assets, less liabilities, by the total number of their respective outstanding shares. Portfolio securities of both Franklin Global Utilities and the Fund will be valued in accordance with the valuation practices of Franklin Global Utilities as described under "Valuation of Fund Shares" in its current prospectus.

  The Board of Directors of the Fund and the Board of Trustees of Franklin Global Utilities have each determined that the interests of existing shareholders will not be diluted as a result of the transactions contemplated by the Transaction, and that participation in the Transaction is in the best interests of shareholders of the Fund and Franklin Global Utilities, respectively.

  Prior to the Closing Date, the Fund will endeavor to discharge all of its known liabilities and obligations. The liabilities assumed are expected to relate generally to expenses incurred in the ordinary course of the Fund's operations, such as accounts payable relating to custodian and transfer agency fees and legal and accounting fees. Franklin Global Utilities will assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund as of the close of the New York Stock Exchange on the Valuation Date prepared by TGII in accordance with generally accepted accounting principles consistently applied from the prior audited period. Franklin Global Utilities will assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and will not assume any other liabilities.

  As of or prior to the Closing Date, the Fund may declare and pay a dividend or dividends which are intended to have the effect of distributing to the Fund's shareholders all of the Fund's net income which has not been distributed previously.

  Immediately after the Closing Date, the Fund will distribute pro rata to its shareholders of record as of the close of business on the Valuation Date the full and fractional Class I shares of Franklin Global Utilities received by the Fund, and the Fund will then terminate. Such distribution will be accomplished by the establishment of accounts on the share records of Franklin Global Utilities in the name of Fund shareholders, each representing the respective pro rata number of full and fractional Class I shares of Franklin Global Utilities due such shareholders. After the Closing Date, any outstanding certificates representing shares of the Fund will represent Class I shares of Franklin Global Utilities distributed to the record holders of the Fund. Share certificates of the Fund will, upon presentation to Franklin Templeton Investor Services, Inc., the transfer agent for Franklin Global Utilities, be exchanged for Class I shares of Franklin Global Utilities. Certificates for Franklin Global Utilities shares will be issued only upon written request.

  The consummation of the Plan is subject to the conditions set forth therein. The Plan may be terminated at any time prior to the Closing Date, before or after approval by shareholders of the Fund, by resolution of the Board of Directors of the Fund or the Board of Trustees of Franklin Strategic Series on behalf of Franklin Global Utilities, if circumstances should develop that, in the opinion of either Board, make proceeding with the Transaction inadvisable.

  Approval of the Plan will require the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund. If the Transaction is not approved by the shareholders of the Fund, the Board of Directors of the Fund will consider other possible courses of action, including submitting to shareholders a proposal to convert the Fund to a stand-alone open-end investment company.

  DESCRIPTION OF CLASS I SHARES OF FRANKLIN GLOBAL UTILITIES. Full and fractional Class I shares of Franklin Global Utilities will be issued without the imposition of a sales load or other fee to the shareholders of the Fund in accordance with the procedures described above. As described immediately below, Class I shares of Franklin Global Utilities received in the Transaction that are redeemed or exchanged within six months of the Closing Date will be subject to a redemption fee. Each Class I share of Franklin Global Utilities to be issued in the Transaction will be fully paid and nonassessable when issued and will have no preemptive or conversion rights.

  REDEMPTION FEE. Class I shares of Franklin Global Utilities distributed to shareholders of the Fund pursuant to the Plan that are redeemed or exchanged for shares of other Franklin or Templeton Funds within six months of the Closing Date will be subject to a redemption fee of 1% (i.e., redeemed at 99% of net asset value). The redemption fee will be deducted from the amount otherwise payable to holders of such Class I shares of Franklin Global Utilities upon redemption or exchange and will be retained by Franklin Global Utilities. The redemption fee will not be imposed with respect to other outstanding Class I shares of Franklin Global Utilities or shares issued upon reinvestment of dividends paid on shares of Franklin Global Utilities distributed pursuant to the Plan. In determining the amount of the redemption fee with respect to a particular redemption or exchange, it will be assumed that the redemption or exchange is first of any shares to which the redemption fee does not apply and second of any shares to which the redemption fee does apply. The redemption fee will be retained by Franklin Global Utilities and, thereby, provide a benefit to the shareholders of Franklin Global Utilities. The level and duration of the redemption fee may be reduced, or the fee may be terminated, at any time at the discretion of Franklin Global Utilities. The rationale for imposition of the redemption fee is discussed above under "Reasons for the Transaction."

  FEDERAL INCOME TAX CONSEQUENCES. The Transaction is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), with no gain or loss recognized as a consequence of the Transaction by Franklin Global Utilities, the Fund, or the shareholders of the Fund. As a condition to the closing of the Transaction, the Fund and Franklin Global Utilities will have received an opinion from the law firm of Dechert Price & Rhoads to that effect. That opinion will be based in part upon representations made by the Fund and Franklin Global Utilities and certain facts and assumptions.

  Shareholders of the Fund should consult their tax advisers regarding the effect, if any, of the proposed Transaction in light of their individual circumstances. SINCE THE FOREGOING DISCUSSION ONLY RELATES TO THE FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION, SHAREHOLDERS OF THE FUND SHOULD ALSO CONSULT THEIR TAX ADVISERS AS TO STATE, LOCAL, AND OTHER TAX CONSEQUENCES, IF ANY, OF THE TRANSACTION.

  CAPITALIZATION. The following table shows the capitalization and net asset values per share of the common stock of the Fund and the shares of beneficial interest of Franklin Global Utilities as of October 31, 1995 and on a pro forma basis as of that date after giving effect to the proposed Transaction.

                                                                     PRO FORMA
                              FRANKLIN GLOBAL UTILITIES  THE FUND     COMBINED
                              ------------------------- ----------- ------------
Net assets...................       $122,747,485        $42,636,817 $165,384,302
Net asset value per share
  Class I shares.............       $      13.24        $     13.52 $      13.24
  Class II shares............       $      13.20                --  $      13.20
Shares outstanding
  Class I shares.............          9,194,912          3,153,664   12,415,215
  Class II shares............             73,657                          73,657

                          INFORMATION ABOUT THE FUNDS

  GENERAL. The Fund is organized as a Maryland corporation and is governed by its Charter and By-Laws as well as by Maryland corporate law. Franklin Global Utilities is a series of Franklin Strategic Series, a Delaware business trust, which is governed by its Trust Instrument and By-Laws as well as Delaware business trust law.

  As an open-end investment company organized as a Delaware business trust, Franklin Strategic Series is not required to hold annual shareholders' meetings and does so only under certain specified circumstances or when required under federal law. In contrast, as a closed-end investment company whose shares currently are traded on an exchange, the Fund is required to hold annual meetings of shareholders. The Fund's By-Laws currently provide that an annual shareholders' meeting for the election of Directors and the transaction of other proper business is to be held on a date between January 25th and February 25th of every year, as fixed from time to time by the Board of Directors. Franklin Global Utilities has procedures available to its shareholders for calling shareholders' meetings for the removal of Trustees. Each Fund indemnifies its Directors/Trustees and officers to the full extent permitted by applicable law.

  Franklin Global Utilities has authorized an unlimited number of shares of beneficial interest, with a par value of $.01 per share. The Fund has authorized capital of one hundred million shares of common stock, each having a par value of $.01 per share. The shares of each of the Funds have no preemptive or conversion rights.

  PUBLIC INFORMATION. Information about Franklin Global Utilities is included in the Franklin Global Utilities Prospectus dated September 1, 1995, as amended January 10, 1996, a copy of which is included herewith, and in the Franklin Strategic Series Annual Report as of April 30, 1995 and Semi-Annual Report as of October 31, 1995, copies of which have been filed as part of the Supplementary Information and are incorporated herein by reference. Additional information concerning Franklin Global Utilities is included in its Statement of Additional Information dated September 1, 1995, which has been filed as part of the Supplementary Information and is also incorporated herein by reference. A copy of the Supplementary Information can be obtained without charge by writing to Franklin Templeton Investor Services, Inc., the transfer agent of Franklin Global Utilities, at 777 Mariners Island Boulevard, P.O. Box 777, San Mateo, California 94403-7777, or by calling the Transfer Agent toll free at 1-800/DIAL-BEN. Information about the Fund is included in its Annual Report as of August 31, 1995, which is included in the Supplementary Information and copies of which also may be obtained without charge by writing or calling Franklin Templeton Investor Services, Inc. Shares of the Fund are listed on the American Stock Exchange and reports, proxy statements and other information concerning the Fund can be inspected at the offices of that Exchange. Franklin Global Utilities and the Fund both file reports, proxy statements and other information with the Commission. These documents and other information can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Branch, Office of Filings and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates.

            ADDITIONAL INFORMATION ABOUT FRANKLIN GLOBAL UTILITIES

  Information about Franklin Global Utilities comparable to that provided immediately below with respect to the Fund is set forth in the Franklin Global Utilities Prospectus which accompanies this Prospectus/Proxy Statement.

                     ADDITIONAL INFORMATION ABOUT THE FUND

  FINANCIAL HIGHLIGHTS. The information set forth below presents per share income and capital changes for a share outstanding throughout each period indicated. The information in the following table has been audited by McGladrey & Pullen, LLP, for the periods indicated in their report included in the Supplementary Information. This information should be read in conjunction with the financial statements and notes thereto included in the Supplementary Information, copies of which can be obtained at no charge. This information reflects the Fund's operation as a closed-end investment company; the Fund's performance may have been different had it operated as an open-end company during the periods indicated.

                                           YEAR ENDED AUGUST 31
                                  --------------------------------------------
                                   1995      1994     1993     1992     1991
                                  -------   -------  -------  -------  -------
Net asset value, beginning of
 year...........................  $ 15.03   $ 15.01  $ 13.38  $ 11.85  $ 10.60
                                  -------   -------  -------  -------  -------
Income from investment
 operations:
  Net investment income.........      .54       .60      .60      .67      .61
  Net realized and unrealized
   gain (loss)..................     (.10)      .73     1.90     1.47     1.32
                                  -------   -------  -------  -------  -------
Total from investment
 operations.....................      .44      1.33     2.50     2.14     1.93
                                  -------   -------  -------  -------  -------
Distributions:
  Dividends from net investment
   income.......................     (.48)     (.64)    (.64)    (.61)    (.68)
  Distributions from net
   realized gains...............    (1.22)     (.67)    (.23)     --       --
                                  -------   -------  -------  -------  -------
Total distributions.............    (1.70)    (1.31)    (.87)    (.61)    (.68)
                                  -------   -------  -------  -------  -------
Change in net asset value.......    (1.26)      .02     1.63     1.53     1.25
                                  -------   -------  -------  -------  -------
Net asset value, end of year....  $ 13.77   $ 15.03  $ 15.01  $ 13.38  $ 11.85
                                  =======   =======  =======  =======  =======
TOTAL RETURN
Based on market value per
 share..........................    (9.88)%    3.78%   27.31%   25.97%   13.96%
Based on net asset value per
 share..........................     3.66%     8.98%   19.57%   18.53%   18.91%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)...  $43,438   $47,317  $46,429  $40,702  $35,855
Ratio of expenses to average net
 assets.........................     1.25%     1.21%    1.31%    1.44%    1.55%
Ratio of net investment income
 to average net assets..........     4.08%     4.00%    4.41%    5.28%    5.46%
Portfolio turnover rate.........    24.76%    40.34%   42.90%   15.21%   19.85%

  SALES PRICE AND NET ASSET VALUE INFORMATION. The outstanding shares of common stock of the Fund are listed on the American Stock Exchange. The following table shows, for each fiscal quarter of the Fund, (i) the high and low sales prices per share of common stock of the Fund, as reported in the consolidated transaction reporting system, (ii) the net asset value per share of the Fund as determined on the date of each such quotation and (iii) the percentage premium over, or discount from, net asset value represented by each such quotation.

                                  HIGH                    LOW
                                 SALES          PREMIUM  SALES          PREMIUM
FISCAL QUARTER ENDED:            PRICE   NAV   /DISCOUNT PRICE   NAV   /DISCOUNT
---------------------            ------ ------ --------- ------ ------ ---------
November 30, 1993............... $16.75 $15.58     8%    $14.88 $14.77     1%
February 28, 1994...............  17.88  16.16    11%     15.25  14.89     2%
May 31, 1994....................  17.25  15.26    13%     12.75  14.69   -13%
August 31, 1994.................  15.63  14.03    11%     13.13  14.10    -7%
November 30, 1994...............  15.25  14.93     2%     12.25  13.17    -7%
February 28, 1995...............  13.63  12.73     7%     11.50  12.65    -9%
May 31, 1995....................  12.75  13.30    -4%     11.00  12.32   -11%
August 31, 1995.................  13.00  13.46    -3%     12.13  13.84   -12%
November 30, 1995...............  13.38  14.10    -5%     12.25  13.89   -12%

  The shares of the Fund have generally traded at a premium over their net asset values since the Fund's inception. At the close of business on January 12, 1996, the Fund's net asset value was $13.93 per share while the closing market price of the Fund's common stock was $13.50 per share, which represented a discount from net asset value of 3.1%.

  BOARD OF DIRECTORS. The business of the Fund is managed under the direction of its Board of Directors, which formulates the general policies of the Fund and meets periodically to review the investment performance of the Fund, monitor investment activities and practices and discuss other matters affecting the Fund. In addition, the Board, in its discretion, declares what, if any, dividends are to be paid by the Fund and when they are to be paid.

  INVESTMENT MANAGER. TGA, a Bahamas corporation with offices at Nassau, Bahamas, serves as Investment Manager of the Fund. On November 11, 1994, TGA assumed the investment management duties with respect to the Fund previously performed by Templeton Investment Counsel, Inc. ("TICI"). TGA and TICI are both indirect wholly-owned subsidiaries of Franklin. The TGA Advisory Agreement dated October 30, 1992 was last approved by the Board of Directors, including the Directors who are not parties to the Agreement or interested persons of any such party, on December 5, 1995 to continue through December 31, 1996, unless sooner terminated in connection with the dissolution of the Fund pursuant to the Transaction. Otherwise, the TGA Advisory Agreement will continue from year to year thereafter, subject to approval annually by the Board of Directors or by vote of the holders of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) and also, in either event, approval by a majority of those Directors who are not parties to the Agreement or interested persons of any such party in person at a meeting called for the purpose of voting on such approval. The TGA Advisory Agreement requires TGA to manage the investment and reinvestment of the Fund's assets. TGA is not required to furnish any personnel, overhead items or facilities for the Fund, including pricing or trading desk facilities, although such expenses are paid by investment advisers of some other investment companies.

  The TGA Advisory Agreement provides that TGA will select brokers and dealers for execution of the Fund's portfolio transactions consistent with the Fund's brokerage policies. Although the services provided by broker-dealers in accordance with the brokerage policies incidentally may help reduce the expenses of or otherwise benefit TGA and other investment advisory clients of TGA and of its affiliates, as well as the Fund, the value of such services is indeterminable and TGA's fee is not reduced by any offset arrangement by reason thereof.

  TGA renders its services to the Fund from outside the United States. When TGA determines to buy or sell the same securities for the Fund that TGA or certain of its affiliates have recommended for one or more of TGA's other clients or for clients of its affiliates, the orders for all such securities trades may be placed for execution by methods determined by TGA, with approval by the Fund's Board of Directors, to be impartial and fair, in order to seek good results for all parties. TGA performs similar services for other funds and accounts and there may be times when the actions taken with respect to the Fund's portfolio will differ from those taken by TGA on behalf of other funds and accounts. Neither TGA and its affiliates, its officers, directors or employees, nor the officers and Directors of the Fund are prohibited from investing in securities held by the Fund or other funds and accounts which are managed or administered by TGA to the extent such transactions comply with the Fund's Code of Ethics.

  The TGA Advisory Agreement provides that TGA shall have no liability to the Fund or any shareholder of the Fund for any error of judgment, mistake of law, or any loss arising out of any investment or other act or omission in the performance by TGA of its duties under the TGA Advisory Agreement, or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund's assets, or from acts or omissions of custodians or security depositories, or from any wars or political acts of any foreign governments to which such assets might be exposed, except for any liability, loss or damage resulting from willful misfeasance, bad faith or gross negligence on TGA's part or reckless disregard of its duties under the TGA Advisory Agreement. The TGA Advisory Agreement will terminate automatically in the event of its assignment, and may be terminated by the Fund at any time without payment of any penalty on 60 days' written notice, with the approval of a majority of the Directors of the Fund in office at the time or by vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act).

  For its services, the Fund pays TGA a fee, calculated and paid monthly, equal on an annual basis to 0.60% of the Fund's average daily net assets payable in U.S. dollars at the end of each calendar month.

  Currently, the lead portfolio manager for the Fund is Sean Farrington, Vice President of the Fund. Mr. Farrington holds an AB in Economics from Harvard University. He is a member of TGA's research technology group and is responsible for the maintenance of TGA's internal research database. He joined TGA in 1991 and became a Vice President of TGA in 1994.

  During the fiscal year ended August 31, 1995, TGA received fees from the Fund of $251,410. For additional information regarding the ownership and control of TGA, see the Supplementary Information.

  BUSINESS MANAGER. Templeton Global Investors, Inc., Broward Financial Centre, Suite 2100, Ft. Lauderdale, Florida 33394-3091, an indirect wholly-owned subsidiary of Franklin (the "Business

Manager"), performs certain administrative functions for the Fund pursuant to a Business Management Agreement.

  The Business Management Agreement requires the Business Manager to be responsible for various activities on behalf of the Fund, including:

  . providing office space, telephone, office equipment and supplies for the Fund;

  . paying compensation to the Fund's officers;

  . authorizing expenditures and approving bills for payment on behalf of the Fund;

  . supervising preparation of quarterly reports to shareholders, notices of dividends, capital gain distributions and tax credits, and attending to correspondence and other communications with individual shareholders;

  . daily pricing of the Fund's investment portfolio and preparing and supervising publication of the net asset value of the Fund's shares, earnings reports and other financial data;

  . providing trading desk facilities for the Fund;

  . monitoring relationships with organizations serving the Fund, including the custodian, transfer agent and printers;

  . supervising compliance by the Fund with record-keeping requirements under the 1940 Act and regulations promulgated thereunder; and with state regulatory requirements; maintaining books and records for the Fund (other than those maintained by the custodian and transfer agent); and preparing and filing tax reports other than the Fund's income tax returns; and

  . providing executive, clerical and secretarial help needed to carry out its responsibilities.

  For its services, the Business Manager receives a fee equal on an annual basis to 0.15% of the Fund's average daily net assets, reduced to 0.135% of such daily net assets in excess of $200 million, 0.10% of such daily net assets in excess of $700 million, and .075% of such daily net assets in excess of $1.2 billion, based upon the net asset value at the end of each day and payable at the end of each calendar month. During the fiscal year ended August 31, 1995, the Business Manager received fees of $62,850.

  The Business Manager is relieved of liability to the Fund for any act or omission in the course of its performance under the Business Management Agreement in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations. The Business Management Agreement may be terminated by either party at any time on 60 days' written notice without payment of penalty, provided that such termination by the Fund shall be directed or approved by vote of a majority of the Directors of the Fund in office at the time or by vote of a majority of the Fund's shareholders (as defined in the 1940 Act), and shall terminate automatically and immediately in the event of its assignment. The Business Management Agreement will continue through December 31, 1996, unless sooner terminated in connection with the dissolution of the Fund pursuant to the Transaction. Otherwise, the Business Management Agreement will continue thereafter from year to year, subject to approval by the Board of Directors, and was last approved by the Board (including a majority of the Directors who are not parties to the Agreement or interested persons of any such party) on December 5, 1995.

  CUSTODIAN, TRANSFER AGENT, DIVIDEND-PAYING AGENT AND REGISTRAR. The Chase Manhattan Bank, N.A. is the custodian of the Fund's assets. Its address is MetroTech Center, Brooklyn, New York 11245. The custodian employs subcustodians outside the U.S. approved by the Board of Directors in accordance with regulations under the 1940 Act. Chemical Mellon Shareholder Services is the transfer agent and dividend paying agent and registrar for the Fund. Its address is 85 Challenger Road, Ridgefield Park, NJ 07660.

  CAPITAL STOCK. The Fund's only class of capital stock is its common stock, $.01 par value per share. Each share of such common stock is entitled to one vote with respect to all matters as to which shareholders are entitled to vote. Upon liquidation of the Fund, its net assets would be distributed to its shareholders. All shares of common stock issued by the Fund are deemed fully paid and nonassessable and are not subject to further calls. No share is entitled to any pre-emptive rights or conversion rights.

  OUTSTANDING SECURITIES. The following information with respect to the Fund's common stock is furnished as of December 15, 1995.

                                                           NUMBER OF SHARES
                                                        -----------------------
          TITLE OF CLASS                                AUTHORIZED  OUTSTANDING
          --------------                                ----------- -----------
Common Stock par value $.01 per share.................. 100,000,000  3,153,664

  TAXATION. Until consummation of the Transaction, and if the Transaction is not consummated, the Fund intends to continue to qualify to be taxed as a "regulated investment company" under the Code. Thus, to the extent that the Fund distributes its taxable income and net capital gain to its shareholders as required by the Code, its qualification as a regulated investment company relieves the Fund of Federal income and excise taxes on that part of its taxable income including net capital gain which it pays out to its shareholders. Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to the recipient shareholders as ordinary income. The Fund's shareholders are advised annually as to the Federal tax status of dividends and capital gain distributions made by the Fund for the preceding years.

  DIVIDEND REINVESTMENT PLAN. Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), a shareholder whose Fund shares are registered in his own name will have all distributions reinvested automatically in additional shares of the Fund by Mellon Securities Trust Company (the "Plan Agent") as agent under the Plan unless the shareholder elects to have distributions in cash. Shareholders whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have their shares registered in their own name to participate in the Plan. Investors who own shares of the Fund registered in street name should contact their broker or nominee for details. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder (or, if the shares are held in street or other nominee name, then to such nominee) by Mellon Securities Trust Company as dividend paying agent.

  The Plan Agent serves as agent for the shareholders in administering the Plan. When the Fund declares a dividend or capital gain distribution, participants in the Plan will receive shares of the Fund, as outlined below, with the number of shares determined as of the time of purchase (generally the payable date of the dividend) or at such other date as the Board of Directors may determine. Whenever market price is equal to or exceeds net asset value at the time shares are valued for the purpose of determining the number of shares to be received, participants will be issued shares of the Fund at a price equal to net asset value but not less than 95% of the then current market price of the Fund's shares. The Fund will not issue shares under the Plan at a price below net asset value. If net asset value determined as at the time of purchase exceeds the market price of Fund shares at such time, or if the Fund should declare a dividend or other distribution payable only in cash (i.e., if the Board of Directors should preclude reinvestment at net asset value), the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund valued at net asset value.

  The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

  In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

  There is no charge to participants for reinvesting dividends or capital gain distributions. The Plan Agent's fees for the handling of reinvestment of dividends and distributions will be paid by the Fund. A $5.00 fee will be imposed for withdrawal from participation in the Plan. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gain distributions.

  The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. income tax that may be payable on such dividends or distributions.

  Experience under the Plan may indicate that changes thereto may be desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid (i) subsequent to notice of the change sent to all shareholders of the Fund at least

90 days before the record date for such dividend or distribution or (ii) otherwise in accordance with the terms of the Plan. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' prior written notice to all shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent at Chemical Mellon Shareholder Services, Shareholder Investment Services, P.O. Box 750, Pittsburgh, PA 15230.

  ANTI-TAKEOVER PROVISIONS IN THE ARTICLES OF INCORPORATION. The Fund's Articles of Incorporation include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund. The Board of Directors is divided into three classes, each having a term of three years. At the annual meeting of shareholders in each year, the term of one class will expire. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A Director may be removed from office only by vote of the holders of at least two-thirds of the shares of the Fund entitled to be voted on the matter.

  In addition, the Articles of Incorporation require the favorable vote of the holders of at least 75% of the shares of the Fund then entitled to be voted to approve, adopt or authorize the following:

    (i) a merger or consolidation of the Fund with another corporation,

    (ii) a sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), or

    (iii) a liquidation or dissolution of the Fund,

unless such action has been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of Directors fixed in accordance with the By-Laws, in which case the affirmative vote of a majority of the outstanding Shares is required.

  The Board of Directors has determined that the 75% voting requirements described above, which are greater than the minimum requirements under Maryland law or the 1940 Act, are in the best interests of shareholders generally. Reference should be made to the Articles of Incorporation on file with the Commission for the full text of these provisions, which could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

  SHARE OWNERSHIP. As of December 15, 1995, the officers and Trustees of Franklin Strategic Series as a group beneficially owned less than 1% of the outstanding shares of Franklin Global Utilities and, to the best of the knowledge of Franklin Global Utilities, no person owned of record or beneficially 5% or more of Franklin Global Utilities' outstanding shares. As of December 15, 1995, the officers and Directors of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund and, to the best of the knowledge of the Fund, no person of record or beneficially owned 5% or more of the outstanding shares of the Fund.

                      THE BOARD OF DIRECTORS OF THE FUND
                 UNANIMOUSLY RECOMMENDS APPROVAL OF THE PLAN.

                           II. ELECTION OF DIRECTORS

  The Board of Directors of the Fund is divided into three classes, each class having a term of three years. Each year the term of office of one class will expire. Betty P. Krahmer, Harris J. Ashton, S. Joseph Fortunato, and Gordon S. Macklin have been nominated for three-year terms to expire at the 1999 Annual Meeting of Shareholders and Charles B. Johnson and John Wm. Galbraith have been nominated for one-year terms to expire at the 1997 Annual Meeting of Shareholders, and such terms to continue until their respective successors are duly elected and qualified, or until such earlier date as the Fund is dissolved pursuant to the Transaction discussed above.

  The persons named in the accompanying form of proxy intend to vote at the Annual Meeting (unless directed not to vote) in favor of the nominees named below. All of the nominees are currently members of the Board of Directors of the Fund. In addition, all Directors and nominees are also directors or trustees of other investment companies in the Franklin Templeton Group.

  All of the nominees listed below are available and have consented to serve if elected. If any of the nominees should not be available, the persons named in the proxy will vote in their discretion for another person or other persons who may be nominated as Directors.

  The following table provides information concerning each nominee for election as Director and each Director of the Fund:

                                                                            SHARES OWNED
                                                                            BENEFICIALLY
                                                                           AND % OF TOTAL
       NAME, ADDRESS AND             PRINCIPAL OCCUPATION        DIRECTOR OUTSTANDING AS OF
     OFFICES WITH THE FUND      DURING PAST FIVE YEARS AND AGE    SINCE   DECEMBER 15, 1995
     ---------------------      ------------------------------   -------- -----------------
 NOMINEES TO SERVE UNTIL 1999 ANNUAL MEETING OF SHAREHOLDERS:
 BETTY P. KRAHMER..............    Director or trustee of          1990     1,000(0.03%)
  2201 Kentmere Parkway             various civic
  Wilmington, Delaware              associations; formerly
  DIRECTOR                          economic analyst, U.S.
                                    Government. Age 66.
 HARRIS J. ASHTON..............    Chairman of the board,          1992       500(0.01%)
  Metro Center, 1 Station Place     president, and chief
  Stamford, Connecticut             executive officer of
  DIRECTOR                          General Host
                                    Corporation (nursery
                                    and craft centers); and
                                    director of RBC
                                    Holdings (U.S.A.) Inc.
                                    (bank holding company)
                                    and Bar-S Foods. Age
                                    63.
 S. JOSEPH FORTUNATO...........    Member of the law firm          1992          100(**)
  200 Campus Drive                  of Pitney, Hardin, Kipp
  Florham Park, New Jersey          & Szuch; and director
  DIRECTOR                          of General Host
                                    Corporation. Age 63.
 GORDON S. MACKLIN.............    Chairman of White River         1993            -0-
  8212 Burning Tree Road            Corporation
  Bethesda, Maryland                (information services);
  DIRECTOR                          director of Infovest
                                    Corporation, Fund
                                    America Enterprises
                                    Holdings, Inc., Fusion
                                    Systems Corporation,
                                    Lockheed Martin
                                    Corporation, MCI
                                    Communications
                                    Corporation, Medimmune,
                                    Inc.; formerly chairman
                                    of Hambrecht and Quist
                                    Group, director of H&Q
                                    Healthcare Investors
                                    and president of the
                                    National Association of
                                    Securities Dealers,
                                    Inc. Age 67.
 DIRECTORS SERVING UNTIL 1998 ANNUAL MEETING OF SHAREHOLDERS:
 F. BRUCE CLARKE...............    Retired; formerly,              1990          147(**)
  19 Vista View Blvd.               credit adviser,
  Thornhill, Ontario                National Bank of
  DIRECTOR                          Canada, Toronto. Age
                                    85.

                                                                      SHARES OWNED
                                                                      BENEFICIALLY
                                                                     AND % OF TOTAL
    NAME, ADDRESS AND          PRINCIPAL OCCUPATION        DIRECTOR OUTSTANDING AS OF
  OFFICES WITH THE FUND   DURING PAST FIVE YEARS AND AGE    SINCE   DECEMBER 15, 1995
  ---------------------   ------------------------------   -------- -----------------
 ANDREW H. HINES, JR.....    Consultant, Triangle            1990     1,466(0.04%)
  150 2nd Avenue N.           Consulting Group;
  St. Petersburg, Florida     chairman of the board
  DIRECTOR                    and chief executive
                              officer of Florida
                              Progress Corporation
                              (1982-February 1990) and
                              director of various of
                              its subsidiaries;
                              chairman and director of
                              Precise Power
                              Corporation; Executive-
                              In-Residence of Eckerd
                              College (1991-present);
                              director of Checkers
                              Drive-In Restaurants,
                              Inc. Age 72.
 CHARLES E. JOHNSON*.....    Senior vice president and       1992              -0-
  500 East Broward Blvd.      director of Franklin
  Fort Lauderdale,            Resources, Inc.; senior
  Florida                     vice president of
  DIRECTOR                    Franklin Templeton
                              Distributors, Inc.;
                              chairman of the board of
                              Templeton Investment
                              Counsel, Inc.; president
                              and director of Franklin
                              Institutional Services
                              Corporation and
                              Templeton Worldwide,
                              Inc.; vice president
                              and/or director, as the
                              case may be, for some of
                              the subsidiaries of
                              Franklin Resources, Inc.
                              Age 39.
 NICHOLAS F. BRADY*......    Chairman, Templeton             1993              -0-
  102 East Dover Street       Emerging Markets
  Easton, Maryland            Investment Trust PLC;
  DIRECTOR                    chairman, Templeton
                              Latin America Investment
                              Trust PLC; chairman of
                              Darby Overseas
                              Investments, Ltd. (an
                              investment firm), (1994-
                              present); director of
                              the Amerada Hess
                              Corporation, H.J. Heinz
                              Company, Capital
                              Cities/ABC, Inc. and the
                              Christiana Companies;
                              Secretary of the United
                              States Department of the
                              Treasury (1988-January
                              1993); chairman of the
                              board of Dillon, Read &
                              Co. Inc. (investment
                              banking) prior thereto.
                              Age 65.

                                                                        SHARES OWNED
                                                                        BENEFICIALLY
                                                                       AND % OF TOTAL
     NAME, ADDRESS AND           PRINCIPAL OCCUPATION        DIRECTOR OUTSTANDING AS OF
   OFFICES WITH THE FUND    DURING PAST FIVE YEARS AND AGE    SINCE   DECEMBER 15, 1995
   ---------------------    ------------------------------   -------- -----------------
 DIRECTORS SERVING UNTIL 1997 ANNUAL MEETING OF SHAREHOLDERS:
 HASSO-G VON...............    Farmer; president of            1990          142(**)
  DIERGARDT-NAGLO               Clairhaven Investments,
  R.R. 3                        Ltd. and other private
  Stouffville, Ontario          investment companies.
  DIRECTOR                      Age 79.
 FRED R. MILLSAPS..........    Manager of personal             1990          720(0.02%)
  2665 NE 37th Drive            investments (1978-
  Fort Lauderdale, Florida      present); chairman and
  DIRECTOR                      chief executive officer
                                of Landmark Banking
                                Corporation (1969-
                                1978); financial vice
                                president of Florida
                                Power and Light (1965-
                                1969); vice president
                                of The Federal Reserve
                                Bank of Atlanta
                                (1958-1965); and
                                director of various
                                other business and
                                nonprofit
                                organizations. Age 66.

NOMINEES TO SERVE UNTIL 1997 ANNUAL MEETING OF SHAREHOLDERS:

 CHARLES B. JOHNSON*.......    President and director          1995          -0-
  777 Mariners Island Blvd.     of Franklin Resources,
  San Mateo, California         Inc.; chairman of the
  CHAIRMAN OF THE BOARD         board and director of
  AND VICE PRESIDENT            Franklin Advisers, Inc.
                                and Franklin Templeton
                                Distributors, Inc.;
                                director of General
                                Host Corporation and
                                Templeton Global
                                Investors, Inc.;
                                officer and/or
                                director, trustee or
                                managing general
                                partner, as the case
                                may be, of most other
                                subsidiaries of
                                Franklin Resources,
                                Inc. Age 63.

                                                                              SHARES OWNED
                                                                              BENEFICIALLY
                                                                             AND % OF TOTAL
        NAME, ADDRESS AND              PRINCIPAL OCCUPATION        DIRECTOR OUTSTANDING AS OF
      OFFICES WITH THE FUND       DURING PAST FIVE YEARS AND AGE    SINCE   DECEMBER 15, 1995
      ---------------------       ------------------------------   -------- -----------------
 JOHN WM. GALBRAITH..............     President of Galbraith         1995          -0-
  360 Central Avenue, Suite 1300,      Properties, Inc.
  St. Petersburg, Florida              (personal investment
  DIRECTOR                             company); director of
                                       Gulfwest Banks, Inc.
                                       (bank holding company)
                                       (1995-present) and
                                       Mercantile Bank (1991-
                                       present); vice
                                       chairman of Templeton,
                                       Galbraith & Hansberger
                                       Ltd. (1986-1992); and
                                       chairman of Templeton
                                       Funds Management, Inc.
                                       (1974-1991).
                                       Age 74.

--------
 * Messrs. Charles E. Johnson, Charles B. Johnson and Nicholas F. Brady are "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940. Mr. Brady and Franklin Resources are both limited partners of Darby Overseas Partners L.P. ("Darby Overseas"). Mr. Brady established Darby Overseas in February, 1994, and is Chairman and a shareholder of the corporate general partner of Darby Overseas. In addition, Darby Overseas and TGA are limited partners of Darby Emerging Markets Fund, L.P. Mrs. Krahmer and Messrs. Clarke, von Diergardt-Naglo, Hines, Ashton, Fortunato, Macklin, Millsaps and Galbraith are not "interested persons" of the Fund.
** Less than 0.01%.

REMUNERATION OF DIRECTORS AND OFFICERS

  Each fund in the Templeton Family of Funds pays its independent directors/trustees and Mr. Brady an annual retainer and/or fees for attendance at board and committee meetings, the amount of which is based on the level of assets in the fund. Accordingly, the Fund pays the independent Directors and Mr. Brady an annual retainer of $100 and no additional fees for attending meetings of the Board. Committee members receive an additional annual fee of $2,000, pro rated among the funds on whose committees they serve. Directors are reimbursed for any expenses incurred in attending meetings, paid pro rata by each Franklin Templeton Fund on which they serve. The direct aggregate and total remuneration (including reimbursements of such expenses) paid to all Directors as a group for the fiscal year ended August 31, 1995 under the director compensation arrangement then in effect was $6,500. The Business Manager pays the salaries and expenses of the officers of the Fund. No pension or retirement benefits are accrued as part of Fund expenses.

  The following table shows the total compensation paid to the independent Directors and Mr. Brady by the Fund and by all investment companies in the Franklin Templeton Group for the periods indicated:

                                         NUMBER OF FRANKLIN TOTAL COMPENSATION
                            AGGREGATE      TEMPLETON FUND     FROM ALL FUNDS
                           COMPENSATION   BOARDS ON WHICH      IN FRANKLIN
    NAME OF DIRECTOR      FROM THE FUND*  DIRECTOR SERVES   TEMPLETON GROUP**
    ----------------      -------------- ------------------ ------------------
Harris J. Ashton.........     $  575             56              $327,925
Nicholas F. Brady........        575             24                98,225
F. Bruce Clarke..........      1,075             20                83,350
Hasso-G Von Diergardt-
 Naglo...................        575             20                77,350
S. Joseph Fortunato......        575             58               344,745
John Wm. Galbraith.......         25             23                70,100
Andrew H. Hines, Jr......      1,075             24               106,325
Betty P. Krahmer.........        575             24                93,475
Gordon S. Macklin........        575             53               321,525
Fred R. Millsaps.........      1,075             24               104,325

--------
*  For the fiscal year ended August 31, 1995.
** For the calendar year ended December 31, 1995.

  Certain Directors and officers of the Fund are shareholders of Franklin Resources, Inc. and may be deemed to receive indirect remuneration by virtue of their participation in the management fees and other fees received from the Franklin Templeton Group.

  There are no family relationships among any of the Directors or nominees for Directors, except that Mr. Charles B. Johnson and Mr. Charles E. Johnson are father and son.

  Under the securities laws of the United States, the Fund's Directors, its officers, and any persons holding more than ten percent of the Fund's common stock, as well as affiliated persons of TGA, are required to report their ownership of the Fund's common stock and any changes in that ownership to the Securities and Exchange Commission and the American Stock Exchange. Specific due dates for these reports have been established and the Fund is required to report in this Proxy Statement any failure to file by these dates during the fiscal year ended August 31, 1995. All of these filing requirements were satisfied except the Initial Statements of Beneficial Ownership of Securities filed on behalf of the Investment Manager and certain of its affiliates, which were inadvertently filed late. In making these statements, the Fund has relied on the written representations of the persons affected and copies of the reports that they have filed with the Commission.

  The Fund has a standing Audit Committee consisting of Messrs. Clarke, Millsaps, Hines and Galbraith, all of whom are Directors and are not interested persons of the Fund. The Audit Committee reviews both the audit and nonaudit work of the Fund's independent public accountants, submits a recommendation to the Board of Directors as to the selection of independent public accountants, and reviews generally the maintenance of the Fund's records and the safekeeping arrangements of the Fund's custodians. The Board also has established a

Nominating and Compensation Committee consisting of Messrs. Macklin and Hines. The Nominating and Compensation Committee is responsible for the selection, nomination for appointment and election of candidates to serve as Independent Directors of the Fund. The Nominating and Compensation Committee will review shareholders' nominations to fill vacancies on the Board, if addressed in writing to the Committee at the Fund's headquarters. However, the Committee expects to be able to identify from its own resources an ample number of qualified candidates.

  During the fiscal year ended August 31, 1995, there were four meetings of the Board of Directors, one meeting of the Audit Committee and three meetings of the Nominating and Compensation Committee. Each of the Directors then in office attended at least 75% of the meetings of the Board of Directors held throughout the year. There was 100% attendance at the meetings of the Audit Committee and the Nominating and Compensation Committee.

  As of December 15, 1995, the Directors and officers of the Fund as a group owned 4,075 shares, or less than 1% of the Fund's outstanding shares.

EXECUTIVE OFFICERS OF THE FUND

  Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. The executive officers are:

 GARY P. MOTYL............. Senior vice president and director of
  500 East Broward Blvd.     Templeton Investment Counsel, Inc.,
  Fort Lauderdale, Florida   ("TICI"); director of TGII; and
  President since 1993       president or vice president of other
                             Templeton Funds. Age 43.
 MARK G. HOLOWESKO......... President and director of TGA; chief
  Lyford Cay                 investment officer of the global equity
  Nassau, Bahamas            group for Templeton Worldwide, Inc.;
  Vice president since 1989  president or vice president of other
                             Templeton Funds; investment
                             administrator, Roy West Trust
                             Corporation (Bahamas) Limited (1984-
                             1985). Age 35.
 MARTIN L. FLANAGAN........ Senior vice president, treasurer, and
  777 Mariners Island Blvd.  chief financial officer of Franklin
  San Mateo, California      Resources, Inc.; director and executive
  Vice president since 1989  vice president of TICI and TGA;
                             director, chairman, president and chief
                             executive officer of TGII; director or
                             trustee and president or vice president
                             of various Templeton Funds; accountant
                             with Arthur Andersen & Company (1982-
                             1983); member of the International
                             Society of Financial Analysts and the
                             American Institute of Certified Public
                             Accountants. Age 35.
 SAMUEL J. FORESTER, JR. .. President of Templeton Global Bond
  500 East Broward Blvd.     Managers Division of TICI; president or
  Fort Lauderdale, Florida   vice president of other Templeton
  Vice president since 1990  Funds; founder and partner of Forester,
                             Hairston Investment Management (1989-
                             1990); managing director (Mid-East
                             Region) of Merrill Lynch, Pierce,
                             Fenner & Smith Inc. (1987-1988);
                             advisor for Saudi Arabian Monetary
                             Agency (1982-1987). Age 47.

 SEAN FARRINGTON.......... Vice president of TGA. Age 24.
  Lyford Cay
  Nassau, Bahamas
  Vice president since
  1994
 JOHN R. KAY.............. Vice president of the Templeton Funds;
  500 East Broward Blvd.    vice president and treasurer of TGII and
  Fort Lauderdale, Florida  Templeton Worldwide, Inc.; assistant
  Vice president since      vice president of Franklin Templeton
  1994                      Distributors, Inc.; former vice
                            president and controller of the Keystone
                            Group, Inc. Age 55.
 JAMES R. BAIO............ Treasurer of the Templeton Funds; senior
  500 East Broward Blvd.    vice president of Templeton Worldwide,
  Fort Lauderdale, Florida  Inc., TGII, and Templeton Funds Trust
  Treasurer since 1994      Company; senior tax manager of Ernst &
                            Young (certified public accountants)
                            (1977-1989). Age 41.
 THOMAS M. MISTELE........ Senior vice president of TGII; vice
  700 Central Avenue        president of Franklin Templeton
  St. Petersburg, Florida   Distributors, Inc.; secretary of the
  Secretary since 1989      Templeton Funds; attorney, Dechert Price
                            & Rhoads (1985-1988) and Freehill,
                            Hollingdale & Page (1988); judicial
                            clerk, U.S. District Court (Eastern
                            District of Virginia) (1984-1985).
                            Age 42.

                 III. RATIFICATION OR REJECTION OF APPOINTMENT
                       OF INDEPENDENT PUBLIC ACCOUNTANTS

  McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017, have been the independent public accountants for the Fund since its inception in May, 1990 and have examined the Fund's financial statements for the fiscal year ended August 31, 1995, and in connection therewith have reported on the financial statements of the Fund and reviewed certain filings of the Fund with the Securities and Exchange Commission. At a meeting held on October 21, 1995, upon recommendation of the Audit Committee, the Board of Directors, including a majority of those Directors who are not interested persons of the Fund, selected McGladrey & Pullen, LLP as independent public accountants for the Fund for the fiscal year ending August 31, 1996, subject to ratification by shareholders at the Annual Meeting.

  The Fund is advised that neither the firm of McGladrey & Pullen, LLP nor any of its members has any material direct or indirect financial interest in the Fund. Representatives of McGladrey & Pullen, LLP are not expected to be present at the Annual Meeting, but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their presence.

  THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF RATIFYING THE SELECTION OF MCGLADREY & PULLEN, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FUND FOR THE FISCAL YEAR ENDING AUGUST 31, 1996.

                              IV. OTHER BUSINESS

  The Board of Directors knows of no other business to be presented at the Annual Meeting. If any additional matters should be properly presented, the enclosed proxy will be voted in accordance with the judgment of the persons named in the proxy.

                                V. ADJOURNMENT

  In the event that sufficient votes in favor of the proposals set forth in the Notice of Annual Meeting and Proxy Statement are not received by the time scheduled for the Annual Meeting, the persons named as proxies may move one or more adjournments of the Annual Meeting to permit further solicitation of proxies with respect to any such proposals. Any such adjournment will require the affirmative vote of a majority of the Shares present at the Annual Meeting. The persons named as proxies will vote in favor of such adjournment those Shares which they are entitled to vote which have voted in favor of such proposals. They will vote against any such adjournment those proxies required to be voted against such proposals.

                            VI. VOTING INFORMATION

  Proxies from the shareholders of the Fund are being solicited by the Board of Directors of the Fund for the Annual Meeting to be held on February 20, 1996, at the Fund's offices at 700 Central Avenue, St. Petersburg, Florida 33701 at 10:00 A.M. (local time), or at such later time made necessary by adjournment. A proxy may be revoked at any time at or before the meeting by oral or written notice to the Secretary of the Fund. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, in favor of approval of the Plan and the Transaction as set forth in Proposal I, in favor of the election of Directors named in Proposal II, and in favor of Proposal III. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker "non-votes" will have the effect of "no" votes for purposes of Proposals I, II and
III. Approval of the Plan and the Transaction, as set forth in Proposal I, will require the affirmative vote of the holders of a majority of the Fund's outstanding voting securities. The election of Directors, as set forth in Proposal II, will require the affirmative vote of the holders of a plurality of the Fund's shares present at the Annual Meeting. Ratification of the selection of the independent public accountants, as set forth in Proposal III, will require the affirmative vote of the holders of a majority of the Fund's shares present at the Annual Meeting.

  The cost of soliciting proxies in the accompanying form, including the fees of a proxy soliciting agent, will be deemed a cost of the Transaction and paid one-fourth each by the Fund, Franklin Global Utilities, Advisers and TGA. In addition to solicitation by mail, proxies may be solicited by Directors, officers and regular employees and agents of the Fund without compensation therefor. The Fund will reimburse brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute the proxies.

  Shareholders of the Fund of record at the close of business on January 4, 1996 ("Record Date") will be entitled to vote at the Annual Meeting or any adjournment thereof. The holders of more than 50% of the shares of the Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the meeting. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. As of December 15, 1995, as shown on the books of the Fund, there were issued and outstanding 3,153,664 shares of common stock of the Fund. As of December 15, 1995, as shown on the books of Franklin Global Utilities, there were issued and outstanding 9,160,132 shares of beneficial interest.

  The votes of the shareholders of Franklin Global Utilities are not being solicited, since their approval or consent is not necessary for the Transaction to take place.

  YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

                                          By Order of the Board of Directors,

                                          Thomas M. Mistele, Secretary

January 19, 1996

                                                                      EXHIBIT A

                     AGREEMENT AND PLAN OF REORGANIZATION

  THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of
this    day of    , 1996, by and between Franklin Strategic Series, a Delaware business trust with its principal place of business at 777 Mariners Island Blvd., San Mateo, CA 94403-7777, on behalf of its Franklin Global Utilities Fund series of shares (the "Acquiring Fund"), and Templeton Global Utilities, Inc., a Maryland corporation with its principal place of business at 700 Central Avenue, St. Petersburg, Florida 33701 (the "Acquired Fund").

  This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class I shares of beneficial interest ($0.01 par value per share), of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of certain identified liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

  WHEREAS, the Acquired Fund is a closed-end, registered investment company of the management type, the Acquiring Fund is an open-end, registered investment company of the management type, and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest;

  WHEREAS, the Board of Trustees of the Acquiring Fund has determined that the exchange of all or substantially all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of certain identified liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction;

  WHEREAS, the Board of Directors of the Acquired Fund has determined that the exchange of all or substantially all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of certain identified liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

  WHEREAS, the purpose of the Reorganization is to combine the assets of the Acquiring Fund with those of the Acquired Fund in an attempt to achieve greater operating economies and increased portfolio diversification;

  NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF CERTAIN IDENTIFIED ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

  1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined by dividing the value of the Acquired Fund's net assets computed in the manner and as of the time and date set forth in paragraph 2.1 by the net asset value of one Acquiring Fund Share computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume certain identified liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

  1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interest receivable which are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date").

  1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves (expected to include expenses incurred in the ordinary course of the Acquired Fund's operations, such as accounts payable relating to custodian and transfer agency fees, legal and audit fees, and expenses of state securities registration of the Acquired Fund's Shares) reflected on an unaudited statement of assets and liabilities of the Acquired Fund prepared by Templeton Global Investors, Inc., the business manager of the Acquired Fund, as of the Valuation Date (as defined in paragraph 2.1) in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Acquired Fund reflected on that unaudited statement of assets and liabilities and shall not assume any other liabilities.

  1.4 Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute pro rata to the Acquired Fund's Shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders as of immediately after the close of business on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with paragraph 2.3. The Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with such exchange except upon request by a shareholder of the Acquired Fund.

  1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

2. VALUATION

  2.1 The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the normal close of business of the New York Stock Exchange on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund's Trust Instrument and then-current prospectus or statement of additional information.

  2.2 The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of immediately after the close of business of the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's Trust Instrument and then-current prospectus or statement of additional information.

  2.3 The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined by dividing the value of the net assets of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with paragraph 2.2.

  2.4 All computations of value with respect to the Acquiring Fund shall be made by Franklin Advisers, Inc.

3. CLOSING AND CLOSING DATE

  3.1 The Closing Date shall be       , 1996 or such later date as the parties
may agree in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., New York time. The Closing shall be held at the offices of Dechert Price & Rhoads, Washington, D.C. or at such other place and time as the parties shall mutually agree.

  3.2 Bank of New York, as custodian for the Acquiring Fund (the "Custodian"), shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring

Fund; and (b) all necessary taxes including without limitation all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities.

  3.3 Chemical Mellon Shareholder Services (the "Transfer Agent") on behalf of the Acquired Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4. REPRESENTATIONS AND WARRANTIES

  4.1 The Acquired Fund represents and warrants to the Acquiring Fund as follows:

  (a) The Acquired Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland;

  (b) The Acquired Fund is a registered closed-end investment company and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act") is in full force and effect;

  (c) The Acquired Fund is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of its Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound;

  (d) The Acquired Fund has no material contracts or other commitments (other than this Agreement) which will be terminated with liability to it prior to the Closing Date;

  (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

  (f) The Statement of Assets and Liabilities of the Acquired Fund at August 31, 1995 has been audited by McGladrey & Pullen, LLP, independent certified public accountants, and is in accordance with generally accepted accounting principles consistently applied, and such statement (a copy of which has been furnished to the Acquiring Fund) presents fairly, in all material respects, the financial position of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date not disclosed therein;

  (g) Since August 31, 1995, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (g), a decline in net asset value per share of the Acquired Fund or the discharge of Acquired Fund liabilities shall not constitute a material adverse change;

  (h) At the Closing Date, all material Federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date shall have been filed and are or will be correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

  (i) For each taxable year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such;

  (j) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

  (k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933 (the "1933 Act"), other than as disclosed to the Acquiring Fund;

  (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquired Fund's Directors, and, subject to the approval of the Acquired Fund Shareholders, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

  (m) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

  (n) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6 (other than information therein that relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading.

  4.2 The Acquiring Fund represents and warrants to the Acquired Fund as follows:

  (a) The Acquiring Fund is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware;

  (b) The Acquiring Fund is a registered open-end investment company and its registration with the Commission as an investment company under the 1940 Act, and the registration of its shares under the 1933 Act, are in full force and effect;

  (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

  (d) At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets;

  (e) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result in a material violation of its Trust Instrument or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound;

  (f) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

  (g) The Statement of Assets and Liabilities of the Acquiring Fund at April 30, 1995 has been audited by Coopers & Lybrand L.L.P., independent certified public accountants, and is in accordance with generally accepted accounting principles consistently applied, and such statement (a copy of which has been furnished to the Acquired Fund) presents fairly, in all material respects, the financial position of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein;

  (h) Since April 30, 1995, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (h), a decline in net asset value per share of the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders, shall not constitute a material adverse change;

  (i) At the Closing Date, all material Federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date shall have been filed and are or will be correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

  (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

  (k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

  (l) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund;

  (m) The information to be furnished by the Acquiring Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto;

  (n) The Proxy Statement to be included in the Registration Statement (only insofar as it relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading;

  (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date; and

  (p) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such.

5. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

  5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distributions that may be advisable.

  5.2 The Acquired Fund will call a meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

  5.3 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

  5.4 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

  5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

  5.6 The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement, referred to in paragraph 4.1(n), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

  The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

  6.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

  6.2 The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request; and

  6.3 The Acquired Fund shall have received on the Closing Date the opinion of Messrs. Stradley, Ronon, Stevens & Young, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, that:

  (a) The Acquiring Fund has been duly formed and is validly existing and in good standing under the laws of the State of Delaware; (b) the Acquiring Fund has the power to carry on its business as presently conducted; (c) the Agreement has been duly authorized, executed and delivered by the Acquiring Fund and constitutes a valid and legally binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the Registration Statement has been declared effective under the 1933 Act and, to the knowledge of such counsel, no stop order has been issued or threatened suspending its effectiveness; (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the Federal laws of the United States or the State of Delaware for the exchange of the Acquired Fund's assets for shares of the Acquiring

Fund, pursuant to the Agreement have been obtained or made; and (f) the Acquiring Fund Shares to be issued in the Reorganization have been duly authorized and upon issuance thereof in accordance with this Agreement will be validly issued, fully paid and nonassessable, and no shareholder of the Acquiring Fund has any preemptive right to subscribe or purchase in respect thereof.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

  The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

  7.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

  7.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of the Acquired Fund;

  7.3 The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request; and

  7.4 The Acquiring Fund shall have received on the Closing Date the opinion of Messrs. Dechert Price & Rhoads dated as of the Closing Date, that:

  (a) The Acquired Fund has been duly formed and is validly existing and in good standing under the laws of the State of Maryland; (b) the Acquired Fund has the power to carry on its business as presently conducted; (c) the Agreement has been duly authorized, executed and delivered by the Acquired Fund and constitutes a valid and legally binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the Reorganization has been approved by the requisite vote of the shareholders of the Acquired Fund; and (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the Federal laws of the United

States or the State of Maryland for the exchange of the Acquired Fund's assets for shares of the Acquiring Fund, pursuant to the Agreement have been obtained or made.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

  If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

  8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Fund's Articles of Incorporation and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1;

  8.2 On the Closing Date, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

  8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

  8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

  8.5 The parties shall have received the opinion of Messrs. Dechert Price & Rhoads addressed to the Acquiring Fund and the Acquired Fund substantially to the effect that the transaction contemplated by this Agreement constitutes a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert Price & Rhoads of representations it shall request of the parties. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this paragraph 8.5.

9. BROKERAGE FEES AND EXPENSES

  9.1 The Acquiring Fund and the Acquired Fund each represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

  9.2 The expenses of entering into and carrying out the provisions of this Agreement shall be borne as follows: Franklin Advisers, Inc. ("Franklin"), Templeton Global Advisors Limited ("TGA"), the Acquiring Fund and the Acquired Fund shall each pay one-fourth of the total expenses incurred in connection with this Agreement. Following the consummation of the transaction, Franklin and TGA will determine if such arrangement relating to the expenses is disproportionate to either the Acquiring Fund or to the Acquired Fund in relation to the benefits derived by each. In such event, Franklin and TGA will assume responsibility for paying that portion of the expenses which is deemed to be so disproportionate.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

  10.1 The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

  10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

11. TERMINATION

  This Agreement and the transaction contemplated hereby may be terminated and abandoned by either party by resolution of the party's Board of Directors or Board of Trustees at any time prior to the Closing Date, if circumstances should develop that, in the opinion of such Board, make proceeding with the Agreement inadvisable.

12. AMENDMENTS

  This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES

  Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, addressed to the Acquired Fund, 700 Central Avenue, St. Petersburg, Florida 33701,
Attention: Thomas M. Mistele, Esq. or to the Acquiring Fund, 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777, Attention:
Deborah R. Gatzek, Esq.

14. HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

  14.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

  14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

  14.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

  14.4 It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Acquiring Fund personally, but bind only the property of the Acquiring Fund. The execution and delivery of this Agreement have been authorized by the Trustees of the Acquiring Fund and signed by authorized officers of the Acquiring Fund acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund.

  14.5 This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland.

  IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:                                   FRANKLIN STRATEGIC SERIES


_____________________________________     By: _________________________________

Attest:                                   TEMPLETON GLOBAL UTILITIES, INC.


_____________________________________     By: _________________________________

--------------------------------------------------------------------------------

                       TEMPLETON GLOBAL UTILITIES, INC.
               ANNUAL MEETING OF SHAREHOLDERS, FEBRUARY 20, 1996
                             PLEASE VOTE PROMPTLY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints THOMAS M. MISTELE, JAMES A. BAIO and
JOHN R. KAY, and each of them, with full power of substitution, as proxies to vote for and in the name, place and stead of the undersigned at the Annual Meeting of Shareholders of Templeton Global Utilities, Inc. (the "Fund") to be held at 700 Central Avenue, St. Petersburg, Florida 33701-3628, on Tuesday, February 20, 1996 at 10:00 A.M., EST, and at any adjournment thereof, according to the number of votes and as fully as if personally present.

     This proxy when properly executed will be voted in the manner (or not voted) as specified. If no specification is made, the Proxy will be voted FOR all nominees for Director in Item 2, and in favor of Items 1 and 3.


                                                                      , 1996
------------------------------------------           --------------------------
              Signature(s)                                      Date

Please date this Proxy and sign exactly as your name or names appear hereon. If more than one owner is registered as such, all must sign. If signing as attorney, executor, trustee or any other representative capacity, or as a corporate officer, please give full title.


(Continued on other side)


--------------------------------------------------------------------------------
                           --FOLD AND DETACH HERE--

--------------------------------------------------------------------------------

PLEASE MARK YOUR VOTES AS INDICATED IN THIS EXAMPLE [X]


The Board of Directors Recommends a vote FOR Items 1 through 3:


Item 1 - Approval of an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of the Fund by Franklin Global Utilities Fund ("Franklin Global Utilities") in exchange for shares of Franklin Global Utilities, the distribution of such Franklin Global Utilities shares to shareholders of the Fund, and the subsequent dissolution of the Fund.

                  FOR  [_]     AGAINST  [_]     ABSTAIN  [_]

Item 2 - Election of Directors

                  For All Nominess listed (except as marked below)   [_]

                  WITHHOLD AUTHORITY to Vote for all Nominees listed  [_]

Nominees: Betty P. Krahmer, Harris J. Ashton, S. Joseph Fortunato, Gordon S.
          Macklin, Charles B. Johnson, and John Wm. Galbraith

To withhold authority to vote for any individual nominee, write that nominee's name on the line below.

--------------------------------------------------------------------------------

Item 3 - Ratification of the selection of McGladrey & Pullen, LLP as independent public accountants for the Fund for the fiscal year ending August 31, 1996.

                  FOR  [_]     AGAINST  [_]     ABSTAIN  [_]

Item 4 - In their discretion, the Proxyholders are authorized to vote on all other matters that may properly come before the meeting or any adjournments thereof.

I PLAN TO ATTEND MEETING  [_]


                 (CONTINUED, AND TO BE SIGNED, ON OTHER SIDE)
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